EXHIBIT 99.1

Management Presentation

October  2004

Safe Harbor Statement Under Private Securities Litigation
Reform Act of 1995

    Forward-looking statements in this presentation involve risk and uncertainty.
These forward-looking statements are based on management’s current views and assumptions and are neither promises nor guarantees but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from management’s current expectations as described in such forward-
looking statements, including overall economic and business conditions;
competitive factors, such as acceptance of new products, pricing pressures and competition from competitors larger that the Company; risks of nonpayment of accounts receivable, including those from affiliated companies; risks associated with foreign operations; technological and product development risks; availability of manufacturing capacity; and other factors described in the Company’s filings with the Securities and Exchange Commission, including its annual report on
Form 10-K for the year ended December 31, 2003.  You should not place undue reliance on the forward-looking statements in this presentation, and the Company disavows any obligation to update or supplement those statements in the event of any changes in the facts, circumstances, or expectations that underlie th ose statements.

1

Introduction to Ionics

Core Business

Broad technology utilization

Deep applications/process expertise

Extensive plant operating experience

Comprehensive service offering

Core
Competencies

Water treatment equipment and services

New Management Team

Note:

Parenthesis “(   )” indicate years of experience in the industry

Douglas Brown

President and CEO
(10)

Edward Cichon

VP, Special Projects
(23)

John Curtis

VP, Strategy and
Operations
(1)

Daniel Kuzmak

VP and CFO
(3)

Stephen Korn

VP and General Counsel
(15)

“Skip” Dickerson

VP, Water Systems
(32)

Michael Routh

VP, Instruments
(26)

Alan Crosby

VP, Consumer
(25)

Operations (48%)

Long-term outsourcing

Emergency services

Supplemental services

Service DI

Plant operation service

Sodium hypochlorite sales

Consumer (5%)

Home water purifications
    systems

Point-of-use  systems

Consumer financing

Products/Services

Instruments (7%)

TOC analyzers

Boron analyzers

Oil-on-water detection
    systems

Equipment (40%)

Seawater desalination

Water and wastewater
    treatment

Ultrapure water

Food processing

Sodium hypochlorite
    production

Spares

2003 Revenue: $453mm

Pro forma including 2003 revenue from Ecolochem, Inc. and related entities.

Realigned and Efficient Operating Structure

## Diversified Operations

**Revenue by End-Market**

Consumer
6%
Microelectronics
6%
Power
34%
Municipal
20%
Industrial
34%

**Revenue[1,2] by Geography**

Latin America
1%
Caribbean
5%
Australia
6%
Asia
7%
Europe
27%
USA[3]
54%

*(1) 2004E revenue*
*(2) Based on place of manufacture*
*(3) Includes equipment manufactured for export*

5

# Technology Leadership

**Products**

### Membranes

- Rugged, reliable ion exchange and pressure related membranes with a proven track record for unique and standard applications

### Equipment and Systems

- Complete range of choices from standard, pre-engineered systems to custom turnkey systems

### Plant Operations

- Extensive technical expertise in designing, building, owning and operating complete water treatment facilities

| Purification Process Employed | Applications |
|---|---|
| Electrodialysis Reversal (EDR) | Water Desalting, Wastewater Reuse, Nitrate Removal, Whey Demineral |
| Electrodeionization (EDI) | Ultrapure Water for Semiconductor Chip Manufacture, Hard Disc Drives, Power Generation |
| Reverse Osmosis (RO) | Seawater Desalting, Brackish Water Desalting, Nitrate Removal, High-Quality Process Water |
| Ultrafiltration (UF) | RO Pretreatment, Giardia and Crypto Removal from Municipal Drinking Water |
| Ion Exchange (IE) | Ultrapure Water for Electric Utilities, Petrochemical and Refining Complexes |
| Evaporation | Wastewater Reuse |
| Crystallization | Zero Liquid Discharge, Chemical Recovery |
| Adsorption | Drinking Water for Households |
| Ozonation | Drinking Water Disinfection, Ultrapure Water, Aquaria |

6

Patent Portfolio

Ionics U.S. Patents and Applications by Type

1

Issued Patents

Applications

Membranes

21

1

Equipment

27

10

Instruments

20

3

Process/System

21

5

TOTAL

89

19

Note:

1

Excludes two US design patents having a scope not am

enable to the listed four categories

In addition to its U.S. patent portfolio, Ionics has over a dozen foreign patents and pending patent applications

Major Facilities Overview

Instruments

Boulder, CO

5

Equipment

Consumer

Bridgeville, PA

6

Watertown, MA
(headquarters)

1

Operations

15

Livermore, CA

13

Elkbridge, MD

2

22

21

25

4

6

3

19

9

14

12

23

7

17

5

20

11

1

24

18

15

13

26

10

8

16

Milan, Italy

18

Singapore

24

26

Taiwan

Kunshan, China

10

16

Manchester, UK

Bridgeville, PA

6

Canonsburg, PA

9

Bellevue, WA

3

Watertown, MA
(headquarters)

1

Watertown, MA

2

12

East Hartford, CT

4

Baytown, TX

7

Brisbane, Australia

11

Dallas, TX

Watertown, MA
(headquarters)

1

8

Canary Islands

25

St. Peters, MO

Singapore

24

23

San Jose, CA

22

Pico Rivera, CA

21

Phoenix, AZ

26

Taiwan

17

Miami, FL

20

Peterborough, UK

19

Norfolk, VA

14

Fontana, CA

Milan, Italy

18

16

Manchester, UK

8

Canary Islands

Operations Segment

Mobile

Long

-

term outsourcing of water treatment

services

Emergency and supplemental mobile water

treatment services

+

500 trailers

Plants

(BOO/BOOT)

Water supply for industrial and municipal

consumption

Operation of wholly-owned facilities

—

strong in-house technology and

proven track record

Outsourcing trends driving industrial and

municipal growth

150 facilities

Service DI

Regeneration of ion-exchange resin for

industrial customers—low capacity/high

quality

Cloromats

Production of sodium hypochlorite and

related chlor-alkali chemicals for industrial

and municipal applications

Leading supplier of desalinated water and mobile water treatment

Generated 48% of 2003 revenue

384

759

959

0

200

400

600

800

1,000

1,200

2004

2005

2007

10

(m3/day in ‘000s)

Ionics Production Capacity

Virtually 100% recurring revenue stream

High, stable margins

20–30% EBIT margins typical

Strong cash flow generation

IRR above 15% (After-tax cash-on-cash)

Price escalation leads to improving
financial performance over time

Attractive growth potential

Highlights of BOO Plant Operations

Ionics’ BOO projects are a significant source of recurring and high margin revenue with attractive long-term growth prospects

Notes:

1     Excludes Ecolochem

2     Based on an average $1.8mm investment

3     Pending financing

4     Water sales to start in January 2005

11

Ownership

Number

Own / Operate

Ionics

Investment

($mm)

m

3

/day

(‘000s)

Recourse

Debt

($mm)

100%

77

-

Ionics

1

Own

138.6

2

182

—

70%

1 (Hamma

-

Algeria)

3

Own

30.0

200

—

51%

1 (Barbados)

Own

1.1

28

3.0

49%

1 (Magan

-

Israel)

Own

1.3

24

4.3

40%

1 (Desalcott

-

Trinidad)

Own

30.0

109

—

25%

1 (UDC

-

Kuwait)

4

Own

16.3

375

—

0%

18

Operate

—

41

—

Total

217.3

959

7.3

Overview of BOO Plant Operations

Algeria 1

Caribbean Group

Approximately 50 plants on ~25 islands

Aggregate throughput of 50,000 m3/day

Seawater RO (SWRO)

200,000 m3/day production

25 year guaranteed take-or-pay
supply agreement

price escalators built in

Long-term financing

January 2005 completion

8.0% interest rate

15-year term

$50+ mm annual revenue

$30+ mm EBITDA

20+ % projected after-tax cash-on-cash IRR

1  Hamma-Algeria project -- pending financing

12

Aggregated Income Statement

2

($mm)

Revenues

24.5

COGS

15.2

SG&A

3.7

EBIT

5.6

Margin (%)

22.8

EBITDA

10.0

Margin (%)

40.7

2

Based on 2004 estimates

Examples of BOO Plant Operations

Equipment Segment

Manufactures and sells water purification equipment

Large municipal customer base, with strong
microelectronics, power and petrochemical industrial
presence

Key contracts include Kuwait JV (reuse), City of
Minneapolis (surface water)

Leading positions in seawater desalination, wastewater
reuse, and Zero Liquid Discharge

Water scarcity, growing pressure for reuse and legislative
requirements in certain markets driving demand

Demand trends expected to increase as water needs
outpace GDP

Strategic initiatives to increase aftermarket sales (i.e.
spares)

Generated 40% of 2003 revenue

Instruments Segment

Designs and manufactures analytical instruments to
measure impurities in water

Recurring revenues are a strong growth component

more than 40% of revenue derived from
aftermarket requirements of 8,000 + unit
installed  base

Strong patent position and superior contaminant
measurement capability differentiate
Ionics Instruments

Legal compliance (pharmaceutical, municipal) and
economic benefits (microelectronics, petrochemical)
drive instrument sales

Future focus on expansion in Asia, municipal, and
recurring revenue generation

Key customers include: Abbott, Vivendi, Novo
Nordisk, Pfizer, LA Metro Water District, Lilly, Beijing
Semiconductor, Intel, ST Microelectronics,
ExxonMobil

Generated 7% of 2003 revenue

# Consumer Segment

**Generated 5% of 2003 revenue**

## US Water Group

- Manufactures and sells "point-of-entry" home water treatment equipment through dealer network
- Also, manufactures and sells "point-of-use" water purifiers for commercial applications
- Provides consumer finance services in connection with the sale of home water treatment equipment
  - Consumer loan portfolio of ~$30mm comprised of ~10,000 loans at ~14% average interest rate

## US Cooler Group

- Start up business activity in the commercial drinking water market segment
- Alternative choice to traditional bottled water coolers; purification provided within the cooler upon demand
- Lower cost than bottled water; other advantages include storage, handling, and security
- Fragmented industry but still growing at a 20% rate in the US
- If business performs as expected, goal will be to become a national brand and US market leader

Classic
Eclipse
CounterTop

15

Strategic Initiatives

2003
Initiatives

2004
Initiatives

Announced restructuring plan in September 2003

Initial organization structure simplification

$15mm of cost savings

Consolidated manufacturing and purchasing

Started portfolio management and divested certain non-core
businesses

Began Oracle implementation

Real estate restructuring/closures + operating cost associated with facilities

Rationalized medical benefits program

Continued organization structure simplification

Reduced pension costs

Integrated materials purchasing program

reduces COGS by $15+ mm1

1  Based on estimated aggregate percentage savings

Declining One-time Charges

25.0

10.8

4.5

1.4

1.5

1.4

0.0

5.0

10.0

15.0

20.0

25.0

30.0

Q3 '03

Q4 '03

Q1 '04

Q2 '04

Q3 '04E

Q4 '04E

($mm)

*  Includes items that impact EBIT.

17

Ionics Is An Attractive Opportunity

A recognized leader in water purification

technology

reputation

experience

Substantial skills/expertise

seawater

ultrapure water

plant operations

water services (mobile and fixed base)

Significant profitability improvement potential

cost reductions

increasing percentage of plant operations

Strong growth prospects

Ionics is one of the few remaining pure-play platforms in the water treatment industry

18